                                 AIM VALUE FUND

[AIM LOGO APPEARS HERE]          ANNUAL REPORT               DECEMBER 31, 1997

                                 AIM VALUE FUND

                                For shareholders

                                    who seek

                           long-term growth of capital

                               through a portfolio

                           that consists primarily of

                          stocks of companies that are

                             undervalued relative to

                          the stock market as a whole.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
     (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses.
o Because Class C shares have been offered for less than one year (since 8/4/97), all total return figures for Class C shares reflect cumulative total return that has not been annualized.
o During the year ended 12/31/97, the Fund paid distributions on Class A, Class B, and Class C shares of $3.677, $3.639 and $3.639, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o    Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds. It is compiled by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.
o The MSCI Europe Index is a group of unmanaged European securities. It is compiled by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

           This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:

                    1997 proved an eventful year in securities markets. The Dow
   [PHOTO OF        Jones Industrial Average reached its all-time high--and also
  Charles T.        had its largest one-day point drop ever, though not its
    Bauer,          largest percentage drop. Volatility was unabated, and we
  Chairman of       experienced the first 10% stock market correction in the
  the Board of      U.S. since 1991.
   THE FUND              Never dull and occasionally unsettling, 1997 was also a
  APPEARS HERE]     very good year for many investments. For an unprecedented
                    third year in a row, domestic equities rose more than 20%.
                    Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
     Market expectations performed an about-face during the year. Worry about the inflationary potential of vigorous economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
     An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
     In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
     First, from March 29 through April 4, the Securities and Exchange Commission (SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
     The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
     Look for further information on both of these investor education events in the national and local press.
     We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                    ----------------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                    ----------------------------------------

The Managers' Overview

FUND RESULTS SOLID IN HIGH-PRICED,
HIGH-VOLATILITY MARKET

A roundtable discussion with the Fund management team for AIM Value Fund for the fiscal year ended December 31, 1997.

--------------------------------------------------------------------------------
Q. STOCK PRICES REMAINED HIGH IN 1997. HOW DID AIM VALUE FUND PERFORM IN THIS ENVIRONMENT?

A. It did very well despite market volatility and continuing high valuations. Average annual total return for the year was 23.95% for Class A shares and 22.96% for Class B shares. Class C shares produced a cumulative total return of -0.08% from their inception on 8/4/97 through 12/31/97. The Fund's net assets continued to grow nicely, from $9.98 billion to $13.61 billion in the course of the fiscal year.

================================================================================
Growth of Net Assets
--------------------------------------------------------------------------------
            $13.61
            billion

 $9.98
billion


12/31/96    12/31/97
================================================================================

Q.   HOW WOULD YOU DESCRIBE ECONOMIC CONDITIONS DURING THE FISCAL YEAR?

A. Market expectations shifted 180 degrees. As the year opened, many expected the Federal Reserve Board (the Fed) to raise interest rates to slow a robust, possibly inflationary economic expansion. But the U.S. economy continued to grow vigorously without generating significant inflation. By fiscal year end, potential deflation had emerged as a topic of public discussion and the consensus was that the Fed would either do nothing or lower rates at its next meeting in February 1998. The Asian financial crisis, triggered by debt default worries in that region, accounted for much of this change in sentiment because of the pronounced uncertainty it caused in markets worldwide.

Q.   WHAT EFFECT DID THIS CHANGE AND UNCERTAINTY HAVE ON EQUITIES MARKETS?

A. The net result was that for the year as a whole, large-capitalization stocks again dominated the markets--another year in which a few stocks contributed much of the rise in the major market indexes. Nearly half the 1997 rise in the S&P 500 index of large-capitalization stocks can be accounted for by just 25 of the stocks in that index.
          For a while, especially during the third calendar quarter of 1997, investors began to look beyond these stocks because of concern about high valuations. Many doubted that these firms could sustain the double-digit earnings growth they'd reported for three years running, especially after cautions on earnings from such giants as Coca-Cola Company.
          However, Asia's economic crisis and the dramatic 554-point drop in the DJIA on October 27, 1997, changed all that. Once again, investors fled to quality, seeking the large, liquid blue chips. For example, during the last quarter of 1997, the S&P 500 stocks rose almost 3% in value, while NASDAQ small-company stocks declined almost 7%.

Q. HOW DID THESE TRENDS AFFECT THE FUND? FOR INSTANCE, DID THE OCTOBER MARKET DECLINE MAKE STOCK PRICE VALUATIONS MORE REASONABLE?

A. From our perspective as value managers, not really--or at least not sufficiently. Just after the October market drop, the price-earnings ratio for the S&P 500 fell slightly. By year end, though, it had regained its pre-decline level. So it is still difficult to find bargains.
          We had about a 10% cash position in the Fund in late October so we took advantage of the market break to buy some stocks at very good prices. We continued to have a fairly high cash position through the end of the fiscal year, partly because of high valuations and partly because we are managing the portfolio conservatively in this volatile environment. For 1997, the Fund was roughly 10% less volatile than the market as a whole.

Q. NEVERTHELESS, TOTAL RETURN FOR CLASS A AND B SHARES WAS ABOVE 20%. ARE THERE CERTAIN HOLDINGS THAT HELP EXPLAIN THIS GOOD PERFORMANCE?

A. For most of the fiscal year, we enjoyed excellent results from our large position in financial stocks like banks, insurers, and brokerage houses. Late in the fiscal year, doubts were voiced about the exposure of some multinational banks to the Asian loan situation, and we began to pare these holdings somewhat. Nevertheless, the financial sector was the year's best performer among the Dow Jones U.S. industry groups.
          With a growing economy and stable interest rates, financial institutions have prospered. Earnings growth for big money center banks such as Chase Manhattan Corp. and Citicorp outdid analysts' expectations. The sector also is experiencing a wave of mergers and acquisitions, for example, the purchase of brokerage firm Robertson Stephens by BankAmerica Corp. Financial firms want to be capable of offering the broadest possible range of services to clients and of competing in a global environment.



                    ----------------------------------------

                     We had about a 10% cash position

                  in the Fund in late October so we took

                   advantage of the market break to buy

                      some stocks at very good prices.

                    ----------------------------------------


          See important fund and index disclosures inside front cover.

================================================================================
Portfolio Composition
--------------------------------------------------------------------------------
As of 12/31/97, based on total net assets


TOTAL NUMBER OF HOLDINGS: 164

TOP 10 COMMON STOCK HOLDINGS                                            TOP 10 INDUSTRIES
 1.  Royal Bank of Canada                           3.89%               1.  Banks (Major Regional)                7.41%

 2.  Allstate Corp.                                 3.54                2.  Telecommunications (Long Distance)    6.42

 3.  Worldcom, Inc.                                 3.11                3.  Insurance (Property-Casualty)         5.46

 4.  American International Group, Inc.             2.72                4.  Banks (Money Center)                  5.42

 5.  MCI Communications Corp.                       1.89                5.  Insurance (Multi-Line)                5.31

 6.  BankAmerica Corp.                              1.77                6.  Financial (Diversified)               4.95

 7.  Citicorp                                       1.77                7.  Computers (Software & Services)       3.25

 8.  SmithKline Beecham PLC-ADR                     1.76                8.  Health Care (Managed Care)            2.28

 9.  Computer Associates International, Inc.        1.75                9.  Lodging-Hotels                        2.09

10.  Philip Morris Companies, Inc.                  1.66               10.  Services (Commercial & Consumer)      1.90
=======================================================================================================================
Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

Q. AS OF YOUR LAST SHAREHOLDER REPORT IN JUNE, THE FUND HAD SIZABLE FOREIGN HOLDINGS. IS THAT STILL SO?

A. Approximately 13% of the portfolio was in foreign holdings at fiscal year end. These holdings are almost exclusively European, and European markets did well in 1997. Morgan Stanley's MSCI Europe Index was up more than 20%. European stocks are relatively cheap compared to U.S. stocks. More importantly, earnings growth in Europe was quite strong.
          Two major factors are at work in European markets. The first is ongoing restructuring and privatization. The second is the spread of stock investing in European households. One Fund holding that typifies these trends is recently privatized Railtrack Group PLC, which owns the infrastructure of Great Britain's rail system--track, stations, bridges, and the like.

Q.   WHAT OTHER HOLDINGS DID WELL?

A. After financials, our next two largest sector weightings are in health care and technology.
          We expect the FDA's streamlined approval process for drugs and medical devices to reduce costs for the medical instrument and pharmaceutical industries. We enjoyed good returns from pharmaceutical holdings such as Watson Pharmaceuticals, Inc., a new holding since our last shareholder report. Watson reported record earnings recently.
          In technology, we raised our holdings in the computer software & services industry. We expect this industry to profit from the so-called "millennium" problem of reprogramming older computers and software to recognize the year 2000. One of our larger portfolio holdings, Computer Associates International, Inc., is a leading vendor of software used in solving this problem.
          We also found good valuations in telecommunications-long distance stocks such as AT&T Corp. and Sprint Corp. We added both of these holdings since our June report to shareholders, and both did very well toward the end of the year.

Q.   WHAT DO YOU FORESEE IN THE ECONOMY AND MARKETS?

A. In the U.S., the economic fundamentals are sound: inflation is low, corporate profits are strong, and the economy is growing at a healthy pace. However, we have had three years of unprecedented 20%-plus returns on equity investments. History shows that over the long term, average annual total return for stocks is about 10% to 12%. It is reasonable to think that eventually we will gravitate toward this norm.
          Continuing problems in Asia could slow economic growth worldwide, reducing corporate profits and stock returns. In such a volatile environment, investors would be well advised to focus on their long-term financial goals rather than on transitory fluctuations in the markets.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND?

A. For the immediate future, we think we may find some good valuations in the technology sector. Many tech stocks took a beating because of the turmoil in Asia, but in some cases it may have been for the wrong reason. A lot of tech companies source parts from Asia and the currency devaluations there are shrinking their costs, not their markets.
          Nevertheless, we expect that finding good values will continue to be a challenge. There is a lot of talk about high market valuations, especially for large-capitalization stocks, but so far price/earnings ratios of these stocks have not significantly declined.
          We remain willing to pay a little more for a company if we are confident it will make its earnings projections, but we intend to maintain our investment standards in terms of the price we are willing to pay for a stock.


                    ----------------------------------------

                      European stocks are relatively cheap

                            compared to U.S. stocks.

                        More importantly, earnings growth

                           in Europe was quite strong.

                    ----------------------------------------



          See important fund and index disclosures inside front cover.

Long-Term Performance


AIM Value Fund vs. Benchmark Indexes

The chart compares your Fund's Class A shares to benchmark indexes. It is important to understand differences between your Fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index, such as the S&P 500, is not managed; therefore there are no sales charges, expenses, or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment. Use of these indexes is intended to give you a general idea of how your Fund performed compared to these benchmarks.


GROWTH OF A $10,000 INVESTMENT

5/1/84 - 12/31/97


-----------------------------------------------------------------------------------------------------------------------------
                 AIM Value Fund $93,038         S&P'S 500 STOCK INDEX $92,063            LIPPER GROWTH FUND INDEX $72,432
-----------------------------------------------------------------------------------------------------------------------------
5/1/84                 $ 9,452                         $10,000                                  $10,000
12/31/84                10,385                          10,714                                   10,498
12/31/85                12,744                          14,105                                   13,662
12/31/86                13,865                          16,730                                   15,792
12/31/87                14,692                          17,597                                   16,306
12/31/88                17,719                          20,500                                   18,611
12/31/89                23,307                          26,976                                   23,723
12/31/90                23,746                          26,136                                   22,439
12/31/91                34,064                          34,064                                   30,591
12/31/92                39,648                          36,656                                   32,926
12/31/93                47,065                          40,334                                   36,870
12/31/94                48,606                          40,881                                   36,291
12/31/95                65,545                          56,189                                   48,140
12/31/96                75,061                          69,056                                   56,554
12/31/97                93,038                          92,063                                   72,432
=============================================================================================================================

================================================================================
Average Annual Total Returns

As of 12/31/97, including applicable sales charges

CLASS A SHARES

 1  Year                     17.12%
 5  Years                    17.27
 10 Years                    19.59
Inception (5/1/84)           17.72

CLASS B SHARES

 1  Year                     17.96%
Inception (10/18/93)         16.19

CLASS C SHARES

Inception (8/4/97)           -0.98%*

* Total return provided is cumulative total return that has not been annualized.
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes applicable sales charges, expenses, and management fees. The performance of Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.


           See important Fund & index disclosures inside front cover.

For Consideration

The Roth IRA: The Power to Keep More

Contribute After-Tax Dollars Now . . . So You Can Get Federally Tax-Free Savings Later


A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
     Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
     You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
     You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.


SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.
[] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.
[] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.
[] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.
[] You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

                                    The Roth IRA Analyzer & Calculator at AIM's
          ROTH IRA CALCULATOR       Internet Web site--www.aimfunds.com--can
              & ANALYZER            help you determine your IRA eligibility
                                    status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.


This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

           See important Fund & index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                  MARKET
                                 SHARES            VALUE
DOMESTIC COMMON STOCKS-66.18%

AEROSPACE/DEFENSE-0.43%

Boeing Co. (The)                     47,500   $     2,324,530
-------------------------------------------------------------
Lockheed Martin Corp.                34,900         3,437,650
-------------------------------------------------------------
Orbital Sciences Corp.(a)           271,200         8,068,200
-------------------------------------------------------------
Precision Castparts Corp.           738,300        44,528,718
-------------------------------------------------------------
                                                   58,359,098
-------------------------------------------------------------

AIRFREIGHT-0.24%

Airborne Freight Corp.              331,800        20,613,075
-------------------------------------------------------------
Federal Express Corp.(a)            188,700        11,522,493
-------------------------------------------------------------
                                                   32,135,568
-------------------------------------------------------------

AIRLINES-0.64%

Continental Airlines,
  Inc.(a)                         1,800,000        86,625,000
-------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.85%

Banc One Corp.                    2,000,000       108,625,000
-------------------------------------------------------------
Wachovia Corp.                       87,400         7,090,325
-------------------------------------------------------------
                                                  115,715,325
-------------------------------------------------------------

BANKS (MONEY CENTER)-5.03%

BankAmerica Corp.(b)              3,300,000       240,900,000
-------------------------------------------------------------
Chase Manhattan Corp.             1,855,400       203,166,300
-------------------------------------------------------------
Citicorp (b)                      1,900,000       240,231,250
-------------------------------------------------------------
                                                  684,297,550
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.28%

US West Media Group(a)            1,292,300        37,315,162
-------------------------------------------------------------

BUILDING MATERIALS-0.19%

Masco Corp.                         500,000        25,437,500
-------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.41%

Cytec Industries Inc.(a)          1,178,000        55,292,375
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.32%

Comverse Technology,
  Inc.(a)                         1,100,000        42,900,000
-------------------------------------------------------------

COMPUTERS (HARDWARE)-1.73%

Compaq Computer Corp.             1,000,000        56,437,500
-------------------------------------------------------------
Stratus Computer, Inc.(a)           700,000        26,468,750
-------------------------------------------------------------
Sun Microsystems, Inc.(a)         3,800,000       151,525,000
-------------------------------------------------------------
                                                  234,431,250
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
COMPUTERS (NETWORKING)-0.32%

Bay Networks, Inc.(a)             1,700,000   $    43,456,250
-------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.94%

Adaptec, Inc.(a)                  1,000,000        37,125,000
-------------------------------------------------------------
Quantum Corp.(a)(b)               4,500,000        90,281,250
-------------------------------------------------------------
                                                  127,406,250
-------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.25%

America Online, Inc.(a)             250,000        22,296,875
-------------------------------------------------------------
American Management
  Systems, Inc.(a)                  750,000        14,625,000
-------------------------------------------------------------
Autodesk, Inc.                      200,000         7,400,000
-------------------------------------------------------------
Avant! Corp.(a)                      65,600         1,098,800
-------------------------------------------------------------
Computer Associates
  International, Inc.             4,500,000       237,937,500
-------------------------------------------------------------
Network Associates, Inc.(a)         891,690        47,148,108
-------------------------------------------------------------
Sybase, Inc.(a)                   3,000,000        39,937,500
-------------------------------------------------------------
Unisys Corp.(a)                   5,200,000        72,150,000
-------------------------------------------------------------
                                                  442,593,783
-------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.29%

American Greetings
  Corp.-Class A                   1,000,000        39,125,000
-------------------------------------------------------------

CONSUMER FINANCE-1.24%

Household International,
  Inc.                              490,500        62,569,406
-------------------------------------------------------------
MBNA Corp.                        1,747,800        47,736,787
-------------------------------------------------------------
SLM Holding Corp.                   421,000        58,571,625
-------------------------------------------------------------
                                                  168,877,818
-------------------------------------------------------------

ELECTRIC COMPANIES-0.31%

Allegheny Energy, Inc.              653,400        21,235,500
-------------------------------------------------------------
Carolina Power & Light Co.          262,400        11,135,600
-------------------------------------------------------------
Wisconsin Energy Corp.              339,400         9,757,750
-------------------------------------------------------------
                                                   42,128,850
-------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.83%

American Power Conversion
  Corp.(a)                        2,700,000        63,787,500
-------------------------------------------------------------
AVX Corp.                           189,000         3,484,687
-------------------------------------------------------------
SCI Systems, Inc.(a)                800,000        34,850,000
-------------------------------------------------------------
Symbol Technologies, Inc.           302,200        11,408,050
-------------------------------------------------------------
                                                  113,530,237
-------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.13%

Waters Corp.(a)                     466,100        17,537,012
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
ELECTRONICS (SEMICONDUCTORS)-0.68%

Maxim Integrated Products,
  Inc.(a)                         1,249,000   $    43,090,500
-------------------------------------------------------------
Microchip Technology,
  Inc.(a)                           800,000        24,000,000
-------------------------------------------------------------
National Semiconductor
  Corp.(a)                        1,000,000        25,937,500
-------------------------------------------------------------
                                                   93,028,000
-------------------------------------------------------------

ENTERTAINMENT-0.51%

Viacom, Inc.-Class B(a)           1,675,100        69,411,957
-------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.95%

Ambac Financial Group, Inc.       1,200,000        55,200,000
-------------------------------------------------------------
Fannie Mae                        3,963,000       226,138,688
-------------------------------------------------------------
Freddie Mac                       5,182,000       217,320,125
-------------------------------------------------------------
MBIA, Inc.                        1,032,600        68,990,587
-------------------------------------------------------------
Morgan Stanley, Dean Witter,
   Discover & Co.                 1,794,000       106,070,250
-------------------------------------------------------------
                                                  673,719,650
-------------------------------------------------------------

FOODS-0.19%

Interstate Bakeries Corp.           708,000        26,461,500
-------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.76%

Bristol-Myers Squibb Co.          1,100,000       104,087,500
-------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.92%

ICN Pharmaceuticals, Inc.         1,660,035        81,030,458
-------------------------------------------------------------
Watson Pharmaceuticals,
  Inc.(a)                         1,371,400        44,484,787
-------------------------------------------------------------
                                                  125,515,245
-------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.64%

Quorum Health Group,
  Inc.(a)                         2,700,000        70,537,500
-------------------------------------------------------------
Tenet Healthcare
  Corp.(a)(b)                       500,000        16,562,500
-------------------------------------------------------------
                                                   87,100,000
-------------------------------------------------------------

HEALTH CARE (LONG-TERM CARE)-0.57%

Genesis Health Ventures,
  Inc.(a)                         1,420,000        37,452,500
-------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                        1,000,000        40,250,000
-------------------------------------------------------------
                                                   77,702,500
-------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-2.13%

MedPartners, Inc.(a)              9,100,000       203,612,500
-------------------------------------------------------------
PhyCor, Inc.(a)                   3,200,000        86,400,000
-------------------------------------------------------------
                                                  290,012,500
-------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.56%

Allegiance Corp.                    549,000        19,455,188
-------------------------------------------------------------
Baxter International Inc.         1,682,000        84,835,875
-------------------------------------------------------------
Becton, Dickinson & Co.             800,000        40,000,000
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

Sybron International
  Corp.(a)                        1,445,000   $    67,824,687
-------------------------------------------------------------
                                                  212,115,750
-------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.26%

FPA Medical Management,
  Inc.(a)                           225,300         4,196,212
-------------------------------------------------------------
Omnicare, Inc.                    1,000,000        31,000,000
-------------------------------------------------------------
                                                   35,196,212
-------------------------------------------------------------

HOMEBUILDING-0.08%

Clayton Homes, Inc.                 600,000        10,800,000
-------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.45%

Colgate-Palmolive Co.               840,000        61,740,000
-------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.57%

Conseco, Inc.                     2,550,000       115,865,625
-------------------------------------------------------------
Equitable Companies, Inc.           400,000        19,900,000
-------------------------------------------------------------
Provident Companies, Inc.         2,000,000        77,250,000
-------------------------------------------------------------
                                                  213,015,625
-------------------------------------------------------------

INSURANCE (MULTI-LINE)-5.31%

Ace, Ltd.                         1,292,800       124,755,200
-------------------------------------------------------------
American International
  Group, Inc.(b)                  3,400,000       369,750,000
-------------------------------------------------------------
CIGNA Corp.                         198,600        34,370,212
-------------------------------------------------------------
Hartford Financial Services
  Group Inc. (The)                1,420,700       132,924,244
-------------------------------------------------------------
Travelers Group, Inc.             1,125,000        60,609,375
-------------------------------------------------------------
                                                  722,409,031
-------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-5.46%

Allstate Corp.                    5,305,000       482,091,875
-------------------------------------------------------------
Chubb Corp.                         300,000        22,687,500
-------------------------------------------------------------
Exel Ltd.                         2,000,000       126,750,000
-------------------------------------------------------------
Progressive Corp.                   600,000        71,925,000
-------------------------------------------------------------
Transatlantic Holdings,
  Inc.                              562,000        40,183,000
-------------------------------------------------------------
                                                  743,637,375
-------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.12%

Merrill Lynch & Co., Inc.         2,081,800       151,841,288
-------------------------------------------------------------

LODGING-HOTELS-2.09%

Carnival Corp.-Class A            2,986,100       165,355,288
-------------------------------------------------------------
Host Marriott Corp.(a)              700,000        13,737,500
-------------------------------------------------------------
Promus Hotel Corp.(a)             1,125,000        47,250,000
-------------------------------------------------------------
Royal Caribbean Cruises
  Ltd.                            1,094,000        58,323,875
-------------------------------------------------------------
                                                  284,666,663
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
MANUFACTURING (DIVERSIFIED)-0.62%

Eaton Corp.                         355,600   $    31,737,300
-------------------------------------------------------------
Hillenbrand Industries,
  Inc.                              400,000        20,475,000
-------------------------------------------------------------
Tyco International Ltd.
  (Bermuda)                         723,800        32,616,237
-------------------------------------------------------------
                                                   84,828,537
-------------------------------------------------------------

NATURAL GAS-1.05%

El Paso Natural Gas Co.           1,486,400        98,845,600
-------------------------------------------------------------
Williams Companies, Inc.
  (The)                           1,540,000        43,697,500
-------------------------------------------------------------
                                                  142,543,100
-------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.16%

Wallace Computer Services,
  Inc.                              575,300        22,364,789
-------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.79%

Baker Hughes, Inc.                  500,000        21,812,500
-------------------------------------------------------------
BJ Services Co.(a)                  600,000        43,162,500
-------------------------------------------------------------
Cooper Cameron Corp.(a)             400,000        24,400,000
-------------------------------------------------------------
Noble Drilling Corp.(a)             600,000        18,375,000
-------------------------------------------------------------
                                                  107,750,000
-------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.58%

Tosco Corp.                       2,100,221        79,414,607
-------------------------------------------------------------

PHOTOGRAPHY/IMAGING-1.19%

Xerox Corp.                       2,200,000       162,387,500
-------------------------------------------------------------

PUBLISHING-0.04%

Meredith Corp.                      135,800         4,846,363
-------------------------------------------------------------

RAILROADS-0.26%

Kansas City Southern
  Industries, Inc.                1,111,100        35,277,425
-------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.30%

Cali Realty Corp.                 1,000,000        41,000,000
-------------------------------------------------------------

RESTAURANTS-0.33%

Cracker Barrel Old Country
  Store, Inc.                     1,143,900        38,177,662
-------------------------------------------------------------
Papa John's International,
  Inc.(a)                           192,400         6,709,950
-------------------------------------------------------------
                                                   44,887,612
-------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.61%

CompUSA, Inc.(a)                    800,000        24,800,000
-------------------------------------------------------------
Ingram Micro, Inc.-Class
  A(a)                            1,200,000        34,950,000
-------------------------------------------------------------
Tech Data Corp.(a)(b)               607,400        23,612,676
-------------------------------------------------------------
                                                   83,362,676
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
RETAIL (FOOD CHAINS)-0.87%

Kroger Co.(a)                     1,500,000   $    55,406,250
-------------------------------------------------------------
Safeway, Inc.(a)                  1,000,100        63,256,326
-------------------------------------------------------------
                                                  118,662,576
-------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.40%

Dayton-Hudson Corp.                 800,000        54,000,000
-------------------------------------------------------------

RETAIL (SPECIALTY)-0.47%

Corporate Express, Inc.(a)        5,000,000        64,375,000
-------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.95%

Charter One Financial, Inc.         420,000        26,512,500
-------------------------------------------------------------
Washington Mutual, Inc.           1,600,080       102,105,105
-------------------------------------------------------------
                                                  128,617,605
-------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.90%

Cendant Corp.(a)                    961,240        33,042,626
-------------------------------------------------------------
Service Corp. International       3,600,000       132,975,000
-------------------------------------------------------------
Stewart Enterprises,
  Inc.-Class A                    2,000,000        93,250,000
-------------------------------------------------------------
                                                  259,267,626
-------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.16%

National Data Corp.                 600,000        21,675,000
-------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.37%

AccuStaff, Inc.(a)                2,200,000        50,600,000
-------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.12%

Nextel Communications,
  Inc.(a)                           650,900        16,923,400
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-6.21%

AT&T Corp.(b)                     1,416,100        86,736,125
-------------------------------------------------------------
LCI International, Inc.(a)        1,273,400        39,157,050
-------------------------------------------------------------
MCI Communications Corp.          6,000,000       256,875,000
-------------------------------------------------------------
Sprint Corp.                        654,200        38,352,475
-------------------------------------------------------------
WorldCom, Inc.(a)                14,000,093       423,502,814
-------------------------------------------------------------
                                                  844,623,464
-------------------------------------------------------------

TOBACCO-1.66%

Philip Morris Companies,
  Inc.(b)                         5,000,000       226,562,500
-------------------------------------------------------------

WASTE MANAGEMENT-0.46%

USA Waste Services, Inc.(a)       1,600,000        62,800,000
-------------------------------------------------------------
    Total Domestic Common Stocks                9,006,394,604
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS-13.16%

BRAZIL-0.33%

Uniao de Bancos Brasileiros
  S.A.-GDR
  (Banks-Regional)(a)             1,400,000   $    45,062,500
-------------------------------------------------------------

CANADA-4.76%

Bank of Montreal
  (Banks-Money Center)            1,200,000        53,196,179
-------------------------------------------------------------
Canadian National Railway
  Co.-ADR (Railroads)               700,000        33,075,000
-------------------------------------------------------------
Philip Services Corp.-ADR
  (Waste Management)(a)           2,300,000        33,062,500
-------------------------------------------------------------
Royal Bank of Canada
  (Banks-Major Regional)         10,001,800       529,118,001
-------------------------------------------------------------
                                                  648,451,680
-------------------------------------------------------------

DENMARK-0.34%

Novo Nordisk A/S (Health
  Care-Drugs-Generic &
  Other)                            321,000        45,911,353
-------------------------------------------------------------

FINLAND-0.77%

Nokia Oyj A.B.-Class A-ADR
  (Communications
  Equipment)                      1,500,000       105,000,000
-------------------------------------------------------------

ITALY-1.45%

Credito Italiano S.p.A.
  (Banks-Major Regional)         30,000,000        92,798,191
-------------------------------------------------------------
Istituto Mobiliare Italiano
  S.p.A. (Banks-Major
  Regional)                       5,000,000        59,279,254
-------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                     7,079,638        45,287,272
-------------------------------------------------------------
                                                  197,364,717
-------------------------------------------------------------

NETHERLANDS-0.33%

Akzo Nobel N.V. (Chemicals-
  Diversified)                      259,000        44,655,833
-------------------------------------------------------------

PHILIPPINES-0.01%

Metro Pacific Corp.
  (Manufacturing-
  Diversified)                   28,646,870           792,210
-------------------------------------------------------------

PORTUGAL-0.08%

Portugal Telecom S.A.
  (Telephone)                       223,750        10,382,097
-------------------------------------------------------------

SPAIN-0.15%

Endesa S.A. (Electric
  Companies)                        445,300         7,906,377
-------------------------------------------------------------
Telefonica de Espana
  (Telephone)                       415,300        11,857,926
-------------------------------------------------------------
                                                   19,764,303
-------------------------------------------------------------

SWEDEN-1.62%

Nordbanken Holding A.B.
  (Banks-Major Regional)         16,438,800        92,961,136
-------------------------------------------------------------

                                                  MARKET
                                 SHARES            VALUE
SWEDEN-(CONTINUED)

Sparbanken Sverige
  A.B.-Class A (Banks-Major
  Regional)                       4,980,850   $   113,231,077
-------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR
  (Communications
  Equipment)                        400,000        14,925,000
-------------------------------------------------------------
                                                  221,117,213
-------------------------------------------------------------

SWITZERLAND-0.71%

Novartis A.G. (Health Care-
  Diversified)                       60,000        97,297,297
-------------------------------------------------------------

UNITED KINGDOM-2.61%

Danka Business Systems
  PLC-ADR (Office Equipment
  & Supplies)                     1,207,500        19,244,531
-------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                  6,750,000        29,266,677
-------------------------------------------------------------
Railtrack Group PLC
  (Shipping)                      3,857,100        61,256,628
-------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)(b)             4,667,200       240,069,100
-------------------------------------------------------------
Standard Chartered PLC
  (Banks-Major Regional)            460,100         4,911,694
-------------------------------------------------------------
                                                  354,748,630
-------------------------------------------------------------
    Total Foreign Stocks & Other Equity
       Interests                                1,790,547,833
-------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS-0.48%

HEALTH CARE (MANAGED CARE)-0.15%

Medpartners Inc.-$1.44
  Conv. Pfd.                        903,000        19,866,000
-------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.12%

Conseco Inc.-$4.278 Conv.
  PRIDES                            105,000        16,380,000
-------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.21%

WorldCom, Inc.-$2.68 Conv.
  Pfd.                              283,100        29,725,500
-------------------------------------------------------------
    Total Convertible Preferred Stocks             65,971,500
-------------------------------------------------------------


                                PRINCIPAL
                                  AMOUNT
TIME DEPOSIT-0.62%

Deutsche Bank Securities
  Corp.
  6.75%, 01/02/98              $ 85,000,000       85,000,000
------------------------------------------------------------
Total Investments (excluding
  Repurchase Agreements)                      10,947,913,937
------------------------------------------------------------

REPURCHASE AGREEMENTS(c)-20.79%

Barclays De Zoete Wedd,
  6.60%(d), 01/02/98             70,469,028       70,469,028
------------------------------------------------------------
CBIC Wood Gundy Securities
  Corp.,
  6.75%(e), 01/02/98            400,000,000      400,000,000
------------------------------------------------------------

                               PRINCIPAL          MARKET
                                 AMOUNT            VALUE
REPURCHASE AGREEMENTS-(CONTINUED)

Dresdner Bank AG,
  5.25%(f), 01/02/98         $  100,000,000   $   100,000,000
-------------------------------------------------------------
Goldman Sachs & Co.,
  5.25%(g), 01/02/98            300,000,000       300,000,000
-------------------------------------------------------------
  6.53%(h), 01/02/98            396,659,217       396,659,217
-------------------------------------------------------------
  6.80%(i), 01/02/98            312,824,281       312,824,281
-------------------------------------------------------------
Merrill Lynch & Co. Inc.,
  5.50%(j)                      200,000,000       200,000,000
-------------------------------------------------------------
SBC Capital Markets, Inc.,
  4.25%(k), 01/02/98            150,000,000       150,000,000
-------------------------------------------------------------

                               PRINCIPAL          MARKET
                                 AMOUNT            VALUE
REPURCHASE AGREEMENTS-(CONTINUED)

  5.15%(l), 01/02/98         $  400,000,000   $   400,000,000
-------------------------------------------------------------
  6.75%(m), 01/02/98            500,000,000       500,000,000
-------------------------------------------------------------
    Total Repurchase Agreements                 2,829,952,526
-------------------------------------------------------------
TOTAL INVESTMENTS-101.23%                      13,777,866,463
-------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.23%)           (167,917,952)
-------------------------------------------------------------
NET ASSETS-100.00%                            $13,609,948,511
=============================================================

Abbreviations:

ADR     - American Depositary Receipt
Conv.   - Convertible
Deb.    - Debentures
GDR     - Global Depositary Receipt
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
Sub.    - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See Note
    8.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/31/97 with a maturing value of $300,110,000. Collateralized by $299,790,000 U.S. Government obligations, 0% to 7.025% due 01/15/98 to 11/13/07 with an aggregate market value at 12/31/97 of $306,000,850.
(e) Repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $399,965,000 U.S. Government obligations, 0% to 11.25% due 06/01/98 to 02/15/15 with an aggregate market value at 12/31/97 of $408,000,501.
(f) Repurchase agreement entered into 12/31/97 with a maturing value of $100,029,167. Collateralized by $101,670,000 U.S. Government obligations, 0% to 6.25% due 05/07/98 to 08/31/02 with an aggregate market value at 12/31/97 of $102,000,802.
(g) Repurchase agreement entered into 12/31/97 with a maturing value of $300,087,500. Collateralized by $293,402,000 U.S. Government obligations, 5.625% to 6.50% due 08/15/99 to 10/15/06 with an aggregate market value at 12/31/97 of $306,301,187.
(h) Joint repurchase agreement entered into 12/31/97 with a maturing value of $900,326,500. Collateralized by $856,643,000 U.S. Government obligations, 0% to 14% due 01/08/98 to 08/15/23 with an aggregate market value at 12/31/97 of $918,902,583.
(i) Joint repurchase agreement entered into 12/31/97 with a maturing value of $800,302,222. Collateralized by $1,489,204,572 U.S. Government obligations, 5.107% to 9.136% due 08/01/02 to 05/01/35 with an aggregate market value at 12/31/97 of $816,000,078.
(j) Open repurchase agreement entered into 12/31/97. Collateralized by $469,973,264 U.S. Government obligations, 0% to 16.50% due 05/01/98 to
    08/01/31 with an aggregate market value at 12/31/97 of $204,001,008.
(k) Joint repurchase agreement entered into 12/31/97 with a maturing value of $500,118,056. Collateralized by $503,848,000 U.S. Government obligations, 3.375% to 6.50% due 05/31/98 to 01/15/07 with an aggregate market value at 12/31/97 of $510,059,173.
(l) Repurchase agreement entered into 12/31/97 with a maturing value of $400,114,444. Collateralized by $337,547,000 U.S. Government obligations, 0% to 12% due 08/31/98 to 08/15/25 with an aggregate market value at 12/31/97 of $408,282,570.
(m) Repurchase agreement entered into 12/31/97 with a maturing value of $500,187,500. Collateralized by $511,195,000 U.S. Government obligations, 6.50% to 7% due 12/01/12 to 10/01/27 with an aggregate market value at 12/31/97 of $512,386,030.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments (excluding repurchase
  agreements), at market value (cost
  $8,628,039,403)                          $10,947,913,937
----------------------------------------------------------
Repurchase agreements (cost
  2,829,952,526)                             2,829,952,526
----------------------------------------------------------
Foreign currencies, at value (cost
  $7,797,037)                                    7,683,993
----------------------------------------------------------
Receivables for:
  Investments sold                              59,096,899
----------------------------------------------------------
  Fund shares sold                              41,392,487
----------------------------------------------------------
  Dividends and interest                        12,832,137
----------------------------------------------------------
Investment for deferred compensation plan           93,487
----------------------------------------------------------
Other assets                                       144,622
----------------------------------------------------------
    Total assets                            13,899,110,088
----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        233,364,138
----------------------------------------------------------
  Fund shares reacquired                        18,366,529
----------------------------------------------------------
  Options written                               14,124,863
----------------------------------------------------------
  Deferred compensation plan                        93,487
----------------------------------------------------------
Accrued advisory fees                            6,940,004
----------------------------------------------------------
Accrued administrative service fees                 17,368
----------------------------------------------------------
Accrued distribution fees                       12,229,970
----------------------------------------------------------
Accrued transfer agent fees                      2,386,762
----------------------------------------------------------
Accrued trustees' fees                              14,896
----------------------------------------------------------
Accrued operating expenses                       1,623,560
----------------------------------------------------------
    Total liabilities                          289,161,577
----------------------------------------------------------
Net assets applicable to shares
  outstanding                              $13,609,948,511
==========================================================

NET ASSETS:

Class A                                    $ 6,745,252,900
==========================================================
Class B                                    $ 6,831,795,749
==========================================================
Class C                                    $    32,899,862
==========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        208,074,043
==========================================================
Class B                                        214,229,189
==========================================================
Class C                                          1,031,375
==========================================================
Class A:
  Net asset value and redemption price
    per share                              $         32.42
==========================================================
  Offering price per share:
    (Net asset value of $32.42 divided
     by 94.50%)                            $         34.31
==========================================================
Class B:
  Net asset value and offering price per
    share                                  $         31.89
==========================================================
Class C:
  Net asset value and offering price per
    share                                  $         31.90
==========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $5,373,214 foreign
  withholding tax)                          $  147,003,956
----------------------------------------------------------
Interest                                        46,029,269
----------------------------------------------------------
    Total investment income                    193,033,225
----------------------------------------------------------

EXPENSES:

Advisory fees                                   75,312,449
----------------------------------------------------------
Custodian fees                                   1,562,667
----------------------------------------------------------
Distribution fees -- Class A                    15,098,832
----------------------------------------------------------
Distribution fees -- Class B                    59,621,333
----------------------------------------------------------
Distribution fees -- Class C                        63,254
----------------------------------------------------------
Administrative service fees                        225,784
----------------------------------------------------------
Trustees' fees                                      77,336
----------------------------------------------------------
Transfer agent fees -- Class A                   8,289,133
----------------------------------------------------------
Transfer agent fees -- Class B                  11,799,719
----------------------------------------------------------
Transfer agent fees -- Class C                      15,522
----------------------------------------------------------
Other                                            3,414,777
----------------------------------------------------------
    Total expenses                             175,480,806
----------------------------------------------------------
Less: Fees waived by advisor                    (2,501,999)
----------------------------------------------------------
    Expenses paid indirectly                      (260,298)
----------------------------------------------------------
    Net expenses                               172,718,509
----------------------------------------------------------
Net investment income                           20,314,716
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                      1,420,125,127
----------------------------------------------------------
  Foreign currencies                            (2,453,966)
----------------------------------------------------------
  Option contracts                              32,600,560
----------------------------------------------------------
                                             1,450,271,721
----------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                        951,396,114
----------------------------------------------------------
  Foreign currencies                               718,971
----------------------------------------------------------
  Option contracts                               9,872,222
----------------------------------------------------------
                                               961,987,307
----------------------------------------------------------
Net gain from investment securities,
  foreign currencies and option contracts    2,412,259,028
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $2,432,573,744
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                   1997                 1996
                                                              ---------------      --------------
OPERATIONS:

  Net investment income                                       $    20,314,716      $  103,535,521
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                    1,450,271,721         379,159,846
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                               961,987,307         687,919,898
-------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        2,432,573,744       1,170,615,265
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                          (7,048,371)        (68,036,562)
-------------------------------------------------------------------------------------------------
  Class B                                                                  --         (33,169,539)
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (677,329,447)       (182,879,810)
-------------------------------------------------------------------------------------------------
  Class B                                                        (697,438,107)       (175,428,877)
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,766,027)                 --
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,076,707,236       1,320,636,081
-------------------------------------------------------------------------------------------------
  Class B                                                       1,473,648,468       1,674,774,506
-------------------------------------------------------------------------------------------------
  Class C                                                          35,606,705                  --
-------------------------------------------------------------------------------------------------
    Net increase in net assets                                  3,633,954,201       3,706,511,064
-------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           9,975,994,310       6,269,483,246
-------------------------------------------------------------------------------------------------
  End of period                                               $13,609,948,511      $9,975,994,310
=================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $11,116,186,261      $8,530,223,852
-------------------------------------------------------------------------------------------------
  Undistributed net investment income                              17,752,405           6,940,026
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign
    currencies, futures and option contracts                      151,380,707          76,188,601
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                             2,324,629,138       1,362,641,831
-------------------------------------------------------------------------------------------------
                                                              $13,609,948,511      $9,975,994,310
=================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares and the Class C shares. The new Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1997, $2,453,966 was reclassified from undistributed net investment income to undistributed net realized gains as a result of differing book/tax treatment of foreign currency transactions in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net
    assets of the Fund were unaffected as a result of this reclassification.
E. Stock Index Futures Contracts -- The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the value of the Fund's portfolio being hedged.
F. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
G. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
H. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver of fees is entirely voluntary and the Board of Trustees would be advised of any decision by AIM to discontinue the waiver. During the year ended December 31, 1997, AIM voluntarily waived advisory fees in the amount of $2,501,999.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended December 31, 1997, AIM was reimbursed $225,784 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended December 31, 1997, AFS was paid $11,353,884 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee by the Class B or Class C shares under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer, or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended December 31, 1997, for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through December 31, 1997, for the Class C shares, the Class A, Class B and Class C shares, paid AIM Distributors $15,098,832, $59,621,333 and $63,254, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $4,660,735 from sales of the Class A shares of the Fund during the year ended December 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1997, AIM Distributors received $1,752,662 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended December 31, 1997, the Fund paid legal fees of $22,577 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced Fund expenses by $45,555 during the year ended December 31, 1997. Also during the year ended December 31, 1997 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $133,849 and $80,894, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $260,298 during the year ended December 31, 1997.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended December 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% of the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $14,975,071,788 and $15,170,340,041, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1997 was as follows:

Aggregate unrealized appreciation of
  investment securities                     $2,583,202,659
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (299,435,866)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $2,283,766,793
==========================================================

Cost of investments for tax purposes is $8,664,147,144

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                          1997                            1996
                                                              -----------------------------   ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------   ---------------   -----------   --------------
Sold:
 Class A                                                       56,549,515   $ 1,862,338,902    83,369,308   $2,309,759,146
------------------------------------------------------------  -----------   ---------------   -----------   --------------
 Class B                                                       44,494,521     1,452,059,926    73,576,913    2,011,544,498
------------------------------------------------------------  -----------   ---------------   -----------   --------------
 Class C*                                                         982,300        34,164,971            --               --
------------------------------------------------------------  -----------   ---------------   -----------   --------------
Issued as reinvestment of dividends:
 Class A                                                       20,397,239       655,150,256     8,503,122      239,780,446
------------------------------------------------------------  -----------   ---------------   -----------   --------------
 Class B                                                       20,756,501       656,098,487     7,058,251      197,560,616
------------------------------------------------------------  -----------   ---------------   -----------   --------------
 Class C*                                                          82,603         2,611,962            --               --
------------------------------------------------------------  -----------   ---------------   -----------   --------------
Reacquired:
 Class A                                                      (43,852,562)   (1,440,781,922)  (44,030,263)  (1,228,903,511)
------------------------------------------------------------  -----------   ---------------   -----------   --------------
 Class B                                                      (19,618,229)     (634,509,945)  (19,368,345)    (534,330,608)
------------------------------------------------------------  -----------   ---------------   -----------   --------------
 Class C*                                                         (33,528)       (1,170,228)           --               --
------------------------------------------------------------  -----------   ---------------   -----------   --------------
* Class C shares commenced sales on August 4, 1997.            79,758,360   $ 2,585,962,409   109,108,986   $2,995,410,587
============================================================  ===========   ===============   ===========   ==============

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended December 31, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                            100,123     $ 31,917,627
------------------------------------------------------       ---------     ------------
Written                                                        174,516       72,203,112
------------------------------------------------------       ---------     ------------
Closed                                                         (41,450)     (18,916,369)
------------------------------------------------------       ---------     ------------
Exercised                                                     (126,094)     (39,884,228)
------------------------------------------------------       ---------     ------------
Expired                                                        (63,194)     (26,236,892)
------------------------------------------------------       ---------     ------------
End of period                                                   43,901     $ 19,083,250
======================================================       =========     ============

Open call option contracts written at December 31, 1997 were as follows:

                                                                        NUMBER                     DECEMBER 31,      UNREALIZED
                                                 CONTRACT    STRIKE       OF          PREMIUM          1997         APPRECIATION
                     ISSUE                        MONTH      PRICE     CONTRACTS     RECEIVED      MARKET VALUE    (DEPRECIATION)
                     -----                       --------    ------    ---------    -----------    ------------    --------------
AT&T Corp.                                        Apr.         60        4,000      $ 2,397,960    $ 2,075,000      $   322,960
AT&T Corp.                                        Apr.         65        1,075          413,324        335,938           77,386
American International Group, Inc.                Feb.        100        5,000        3,229,892      5,250,000       (2,020,108)
BankAmerica Corp.                                 Apr.         80        2,850        1,603,546        855,000          748,546
Citicorp                                          Apr.        135        5,000        5,116,728      3,375,000        1,741,728
Philip Morris Companies, Inc.                     Jan.         45        5,000          797,473        546,875          250,598
Quantum Corp.                                     Feb.       27.5        9,000        2,897,903        337,500        2,560,403
SmithKline Beecham PLC                            Jan.         50        4,000        1,212,959        887,500          325,459
Tech Data Corp.                                   Jan.         45        2,976          617,251         55,800          561,451
Tenet Healthcare Corp.                            Feb.         35        5,000          796,214        406,250          389,964
-------------------------------------------------------------------------------------------------------------------------------
                                                                        43,901      $19,083,250    $14,124,863      $ 4,958,387
===============================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share of Class A outstanding during each of the years in the five-year period ended December 31, 1997, for a share of Class B outstanding during each of the years in the four-year period ended December 31, 1997 and the period October 18, 1993 (date sales commenced) through December 31, 1993, and for a share of Class C outstanding during the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                          1997              1996            1995            1994          1993
                                                      ------------      ------------    ------------    ------------    ---------
Net asset value, beginning of period                  $      29.15      $      26.81    $      21.14    $      20.82    $   18.24
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
Income from investment operations:
 Net investment income                                        0.17              0.43(a)         0.14            0.16         0.04
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
 Net gains on securities (both realized and
   unrealized)                                                6.78              3.42            7.21            0.52         3.34
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
   Total from investment operations                           6.95              3.85            7.35            0.68         3.38
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
Less distributions:
 Dividends from net investment income                        (0.04)            (0.41)          (0.09)          (0.16)       (0.03)
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
 Distributions from net realized gains                       (3.64)            (1.10)          (1.59)          (0.20)       (0.77)
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
   Total distributions                                       (3.68)            (1.51)          (1.68)          (0.36)       (0.80)
--------------------------------------------------    ------------      ------------    ------------    ------------    ---------
Net asset value, end of period                        $      32.42      $      29.15    $      26.81    $      21.14    $   20.82
==================================================    ============      ============    ============    ============    =========
Total return(b)                                              23.95%            14.52%          34.85%           3.28%       18.71%
==================================================    ============      ============    ============    ============    =========
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $  6,745,253        $5,100,061    $  3,408,952    $  1,358,725     $765,305
==================================================    ============      ============    ============    ============    =========
Ratio of expenses to average net assets(c)                    1.04%(d)(e)         1.11%         1.12%           0.98%        1.09%
==================================================    ============      ============    ============    ============    =========
Ratio of net investment income to average net
 assets(f)                                                    0.57%(d)          1.65%           0.74%           0.92%        0.30%
==================================================    ============      ============    ============    ============    =========
Portfolio turnover rate                                        137%              126%            151%            127%         177%
==================================================    ============      ============    ============    ============    =========
Average brokerage commission rate paid(g)             $     0.0481      $     0.0436             N/A             N/A          N/A
==================================================    ============      ============    ============    ============    =========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges.
(c) After fee waivers. Ratios of expenses to average net assets prior to fee waivers were 1.06%, 1.13% and 1.13%, for 1997-1995, respectively.
(d) Ratios are based on average net assets of $6,039,532,925.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same.
(f) After fee waivers. Ratios of net investment income to average net assets prior to fee waivers were 0.55%, 1.63% and 0.73%, for 1997-1995, respectively.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                        CLASS B                                  CLASS C
                                       --------------------------------------------------------------------     ----------
                                          1997              1996            1995         1994        1993          1997
                                       ----------       ------------    ------------   ---------   --------     ----------
Net asset value, beginning of period   $    28.92       $      26.65    $      21.13   $   20.82   $  21.80     $    35.60
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
Income from investment operations:
 Net investment income (loss)               (0.07)              0.20(a)        (0.01)         --       0.02          (0.01)
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
 Net gains (losses) on securities
   (both realized and unrealized)            6.68               3.38            7.12        0.51      (0.21)         (0.05)
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
     Total from investment operations        6.61               3.58            7.11        0.51      (0.19)         (0.06)
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
Less distributions:
 Dividends from net investment income          --              (0.21)             --          --      (0.02)            --
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
 Distributions from net realized gains      (3.64)             (1.10)          (1.59)      (0.20)     (0.77)         (3.64)
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
     Total distributions                    (3.64)             (1.31)          (1.59)      (0.20)     (0.79)         (3.64)
-------------------------------------- ----------       ------------    ------------   ---------   --------     ----------
Net asset value, end of period         $    31.89       $      28.92    $      26.65   $   21.13   $  20.82     $    31.90
====================================== ==========       ============    ============   =========   ========     ==========
Total return(b)                             22.96%             13.57%          33.73%       2.46%     (0.74)%        (0.08)%
====================================== ==========       ============    ============   =========   ========     ==========
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                              $6,831,796       $  4,875,933    $  2,860,531   $ 680,119   $ 63,215     $   32,900
====================================== ==========       ============    ============   =========   ========     ==========
Ratio of expenses to average net
 assets(c)                                   1.85%(d)(e)        1.94%           1.94%       1.90%      1.85%(f)       1.84%(d)(e)(f)
====================================== ==========       ============    ============   =========   ========     ==========
Ratio of net investment income (loss)
 to average net assets(c)                   (0.24)%(d)          0.82%          (0.08)%      0.00%     (0.46)%(f)      (0.23)%(d)(f)
====================================== ==========       ============    ============   =========   ========     ==========
Portfolio turnover rate                       137%               126%            151%        127%       177%           137%
====================================== ==========       ============    ============   =========   ========     ==========
Average brokerage commission rate
 paid(g)                               $   0.0481       $     0.0436             N/A         N/A        N/A     $   0.0481
====================================== ==========       ============    ============   =========   ========     ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and are not annualized for periods less than one year .
(c) After fee waivers. Ratios of expenses to average net assets prior to fee waivers were 1.87%, 1.96% and 1.96% for 1997-1995, respectively for Class B and 1.86% for 1997 for Class C. Ratios of net investment income (loss) to average net assets prior to fee waivers were (0.26)%, 0.81% and (0.09)% for 1997-1995, respectively for Class B and (0.25)% for 1997 for Class C.
(d) Ratios are based on average net assets of $5,962,133,311 for Class B and $15,391,746 for Class C, respectively.
(e) Includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been the same for Class B and would have been 1.83% for Class C.
(f) Annualized.
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Trustees and Shareholders of AIM Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Value Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Value Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG Peat Marwick LLP

                       Houston, Texas
                       February 6, 1998

Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                      OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                              11 Greenway Plaza
Chairman                                      Chairman                                      Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                     Investment Advisor
Director
ACE Limited;                                  John J. Arthur                                A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Treasurer           11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                            Carol F. Relihan                              Houston, TX 77046
                                              Senior Vice President and Secretary
Owen Daly II                                                                                Transfer Agent
Director                                      Gary T. Crum
Cortland Trust Inc.                           Senior Vice President                         A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Jack Fields                                   Dana R. Sutton                                Houston, TX 77210-4739
Chief Executive Officer                       Vice President and Assistant Treasurer
Texana Global, Inc.;                                                                        Custodian
Formerly Member of the                        Robert G. Alley
U.S. House of Representatives                 Vice President                                State Street Bank and Trust Company
                                                                                            225 Franklin Street
Carl Frischling                               Stuart W. Coco                                Boston, MA 02110
Partner                                       Vice President
Kramer, Levin, Naftalis & Frankel                                                           Counsel to the Fund
                                              Melville B. Cox
Robert H. Graham                              Vice President                                Ballard Spahr
President and Chief Executive Officer                                                       Andrews & Ingersoll
A I M Management Group Inc.                   Karen Dunn Kelley                             1735 Market Street
                                              Vice President                                Philadelphia, PA 19103
John F. Kroeger
Formerly Consultant                           Jonathan C. Schoolar                          Counsel to the Trustees
Wendell & Stockel Associates, Inc.            Vice President
                                                                                            Kramer, Levin, Naftalis & Frankel
Lewis F. Pennock                              P. Michelle Grace                             919 Third Avenue
Attorney                                      Assistant Secretary                           New York, NY 10022

Ian W. Robinson                               Nancy L. Martin                               Distributor
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                          A I M Distributors, Inc.
Chief Financial Officer                       Ofelia M. Mayo                                11 Greenway Plaza
Bell Atlantic Management                      Assistant Secretary                           Suite 100
Services, Inc.                                                                              Houston, TX 77046
                                              Kathleen J. Pflueger
Louis S. Sklar                                Assistant Secretary                           Auditors
Executive Vice President
Hines Interests                               Samuel D. Sirko                               KPMG Peat Marwick LLP
Limited Partnership                           Assistant Secretary                           700 Louisiana
                                                                                            Houston, TX 77002
                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Value Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $1.917, $1.879, and $1.879 per share, respectively, to shareholders during its tax year ended December 31, 1997. Of these amounts 14.90% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1.76 per share during the Fund's tax year ended December 31, 1997. Of this amount, 46.34% is 20% rate gain.

REQUIRED STATE INCOME TAX INFORMATION

Of total ordinary dividends paid, 0.80% were derived from U.S. Treasury obligations.

                             How AIM Makes Investing
                                  Easy for You

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.
o Automatic Reinvestment of Dividends and/or Capital Gains. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.
o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.
o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.
o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.
o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds.
o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.
o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.
o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.




                    ----------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                    ----------------------------------------

                                                                        THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                        AGGRESSIVE GROWTH
                                                                        AIM Aggressive Growth Fund*
                                                                        AIM Asian Growth Fund
                                                                        AIM Capital Development Fund
                                                                        AIM Constellation Fund
                                                                        AIM European Development Fund
                                                                        AIM Global Aggressive Growth Fund

                      [PHOTO OF                                         GROWTH OF CAPITAL
                   11 GREENWAY PLAZA                                    AIM Advisor International Value Fund
                     APPEARS HERE]                                      AIM Blue Chip Fund
                                                                        AIM Global Growth Fund
                                                                        AIM Growth Fund
                                                                        AIM International Equity Fund
                                                                        AIM Value Fund
                                                                        AIM Weingarten Fund

                                                                        GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                        AIM Advisor Flex Fund
                                                                        AIM Advisor Large Cap Value Fund
                                                                        AIM Advisor MultiFlex Fund
                                                                        AIM Advisor Real Estate Fund
                                                                        AIM Balanced Fund
                                                                        AIM Charter Fund
                                                                        AIM Global Utilities Fund

                                                                        HIGH CURRENT INCOME OR CURRENT INCOME
                                                                        AIM High Yield Fund
                                                                        AIM Global Income Fund
                                                                        AIM Income Fund

                                                                        CURRENT TAX-FREE INCOME
                                                                        AIM High Income Municipal Fund
                                                                        AIM Municipal Bond Fund
                                                                        AIM Tax-Exempt Bond Fund of Connecticut
                                                                        AIM Tax-Free Intermediate Fund

                                                                        CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                        AIM Intermediate Government Fund
                                                                        AIM Limited Maturity Treasury Fund
                                                                        AIM Money Market Fund
                                                                        AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the              *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately               June 5, 1997. For more complete information about any AIM
$83 billion in assets for more than 3.7 million                         Fund(s), including sales charges and expenses, ask your
shareholders, including individual investors, corporate                 financial consultant or securities dealer for a free
clients, and financial institutions as of December 31, 1997.            prospectus(es). Please read the prospectus(es) carefully
The AIM Family of Funds--Registered Trademark-- is                      before you invest or send money.
distributed nationwide, and AIM today ranks among the
companies in assets under management, according to Lipper
nation's top 15 mutual fund Analytical Services, Inc.

                                                                        Invest with DISCIPLINE-SM-